                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):        JANUARY 31, 2002
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                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)



            DELAWARE                                333-74901                     25-1824148
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(State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer
incorporation or organization)                                              Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                                18929
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(Address of principal executive offices)                                          (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000
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         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending January 31, 2002, payment date February 13, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending January 31, 2002, payment date February 13, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending January 31, 2002, payment date February 14, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending January 31, 2002, payment date February 12, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending January 31, 2002, payment date February 11, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending January 31, 2002, payment date February 11, 2002




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DVI Receivables Corp. VIII
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                                                        (Registrant)


Dated:  February 15, 2002                By:   /s/ Steven R. Garfinkel
                                               ------------------------------
                                               Steven R. Garfinkel
                                               Executive Vice President and
                                               Chief Financial Officer


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